UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 20, 2025

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 7.01    REGULATION FD DISCLOSURE.

On March 20, 2025, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing that Remington, its largest property manager, has fully implemented property-level headcount reductions, reduced travel expenses, changed the PTO policy for field associates, and reduced contracted services and centralized expenses allocated to the Company’s properties as part of its ongoing efforts to enhance Hotel EBITDA. These strategic moves reflect Remington’s commitment to helping Ashford Trust execute on “GRO AHT,” the Company’s transformative initiative, aimed at driving $50 million in annual run-rate EBITDA improvement and significantly increasing shareholder value.

These expense reductions are expected to drive over $11 million in incremental Hotel EBITDA, reinforcing Ashford Trust’s commitment to optimizing financial performance while ensuring long-term sustainability. Combined with the previously announced implementation of ancillary revenue initiatives and corporate expense reductions, the Company expects completed initiatives to contribute over $30 million per year in incremental EBITDA towards its $50 million goal.

These changes align with Ashford Trust’s strategic vision to optimize performance, improve financial results, and create long-term value for shareholders. The Company continues to partner with its property managers and its advisor, Ashford Inc., on a number of initiatives as part of the “GRO AHT” strategy and will provide additional updates as the plan is further executed.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number        Description

99.1    Press Release of the Company, dated March 20, 2025
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: March 20, 2025	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer